INVESTOR PRESENTATION SPRING 2025 DRILLINGTOOLS.COM NASDAQ: DTI Exhibit 99.1

FORWARD LOOKING STATEMENTS General: Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three months and full year ended December 31, 2024. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com. Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to market its services in a competitive industry; (5) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI with the SEC. These forward-looking statements are based on DTI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described and the information presented in DTI’s current annual report on Form 10-K filed March 28, 2024 and in subsequent quarterly and annual reports filed with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.  Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources. This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation.  Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. Any views expressed herein reflect the judgment of DTI as of the date of this presentation and may be subject to change if DTI becomes aware of any information, whether specific to a transaction or general (including changes in prevailing capital markets conditions), which may have an impact on any such views. You should not assume that any information in this overview is accurate as of any date other than the date hereof or as otherwise specified herein. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment.  Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Net Income, Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non-GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events.   Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.   Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

OVERVIEW BY THE CEO BUILT FOR OUTPERFORMANCE At DTI, we're not just adapting to the future of drilling – we're shaping it. We continue to have success in integrating our latest acquisitions, realizing synergies and positioning DTI for the future. Our strategic consolidation of the oilfield service rental tool industry, coupled with our focus on innovative technologies, allows us to meet the evolving needs of our customers. As we look ahead, we're committed to driving efficiency, expanding our global footprint, and delivering value to our stockholders in an industry that demands constant evolution. Wayne Prejean Chief Executive Officer 3

THE LIFECYCLE TO PROVIDE MISSION CRITICAL DRILLING TOOLS Extensive Tool Inventory Active rental and market participation on 60% of drilling rigs in North America and growing in the Eastern Hemisphere. Efficient In House Manufacturing & Repair Facilities Building and Maintaining existing fleet and future innovations at a competitive edge. Expanding Global Footprint DTI continues to expand globally with extensive operations in North America, Europe, Middle East, Africa and throughout Asia Pacific. Consistent Revenue Growth $154 Million FY2024 revenue reflects broad scope and scale 1.6% (Y/Y) Despite a 5% global rig count decline over the same period 2024 Revenue Mix 92% Western Hemisphere 16 service and support facilities 8% Eastern Hemisphere 11 service and support facilities 4

BLUE CHIP CUSTOMER BASE ACROSS E&P AND OFS COMPANIES 5

DTI LEADERSHIP TEAM EXPERIENCE MATTERS 6

OUR CUSTOMERS & WHY THEY RENT TOOLS Outsources Logistics, Inspection, Storage & Maintenance Fill Equipment Supply Gaps Immediate Equipment Availability Focus Capex On Core Operations Eliminates Equipment Redeployment Risk Control Expenses & Inventory Access To the Right Equpment for Any Job Benefits operators receive from renting tools Our Customers Complex drilling, completions, and workover programs lead most operators and service providers to focus on core competencies while preferring to rely on third-parties for rental tool support. Why rent from DTI? Our Rental Offering Provides Customer Efficiency & Value-Additive Solutions 7

COMPREHENSIVE OFFERING TO SUPPLY DOWNHOLE TECHNOLOGY ACROSS WELL CONSTRUCTION AND ABANDONMENT OPERATIONS

Differentiated and extensive inventory of tools to address the wide-ranging needs of Oil & Gas customers across all regions



Crossover Subs/Accessories
Surface & Downhole
Drill Pipe
Heavy Weight
Drill Pipe
Rubblizer for Plug and Abandonment
Drill Collar
Mechlok
Drill-N-Ream
Non-Magnetic Collar
Sleeve Stabilizer
Bit
Drilling
RotoSteer
Stabilizer
MWD
Mud Motor
Bit Sub
Completion
TurboCaser
Completion
TurboRunner

Completion, MWD, Mud Motor: Currently not supplied by DTI

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MODERN MANUFACTURING &AND REPAIR SERVICES Nisku, CANADA Relocated to a new facility in 2024 Poised to better serve DTI’s client base through a fit for purpose facility Supports Canada and other International locations Responsive, Scalable and Low Cost Vernal, UT Bit repair and manufacture Drill N Ream support Specializes in PDC tool technology High-Spec machining equipment and facility Ability to manufacture most of our rental tools enables cost reduction & control of supply chain Machine and repair equipment ensures product quality, increases product life, and improves fleet utilization Broussard, LA Vertically integrated portion of DTR and rental tool business Allows for cost control Provides a sustainable queue of tools We purchase premium drill pipe and tubing from reputable and qualified third parties 9

COMPASS provides the customer traceability and transparency in the rental tool process. Customers can order their own tools online through Compass with an “Amazon style” experience. KEY OPERATIONAL DIFFERENTIATORS Proprietary COMPASS Order Management System Unique, Proprietary Software and Support System Full Catalog of Tools and Equipment Expedites Order Process Effective Pricing Controls Customized, Automated, Accurate Reporting Provides Customers Centralized Order Management Transaction Data Analyzed for Strategic Fleet Management COMPASS provides valuable information to DTI for making data-based capital allocation decisions CUSTOMER ORDER MANAGEMENT PORTAL AND SUPPORT SYSTEM 10

EXECUTING OUR STRATEGIC PLAN DELIVERING IMPROVED RESULTS DTI ACHIEVEMENTS SINCE BECOMING A PUBLIC COMPANY IN JUNE 2023 REPORTED 2024 GROWTH 1.6% Y/Y Revenue136% Y/Y Adj. Free Cash Flow(1) Four acquisitions in 9 months Deep Casing Tools / Superior Drilling Products / European Drilling Projects / Titan Tools Improved liquidity and strengthened the balance sheet Expanded the ABL Credit Facility from $60 million to $80 million Added a $25 million term loan maturing in March 2029 Grew portfolio from 2 to 16 patented products Approximately 150 active patents supporting those technologies. 2025 Outlook represents year-over-year financial improvement In a flat market environment Maintaining healthy Adjusted Free Cash Flow Margins(1) Despite flat activity levels Adjusted Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 11

ORGANIC GROWTH DRIVERS 2025 results will include a full year of contributions from all acquisitions announced in 2024 Leverage our global footprint of distribution and sales channel to market Expand scope of tools & services through technological advancements Leading edge downhole technology for extended reach drilling Proprietary examples: Deep Casing Tools / Next Generation Stabilizers –Fixed Blade RotoSteerTM / Drill-N-Ream® / SafeFloatTM Grow customer base and gain global market share utilizing acquisitions / technology Trend towards longer laterals favors DTI’s new technology International markets adopting unconventional “shale type” drilling applications DTI is well positioned to supply in those markets 12

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE DTI has established a framework and robust pipeline to strategically consolidate the oilfield service rental tool industry through accretive acquisitions Large Fragmented Industry Large universe of potential targets – primarily smaller, specialized regional companies & individual products Leverage Existing Customer Relationships DTI’s 325+ MSAs, many of which are with leading service companies and E&P operators, can accelerate growth Leverage DTI’s Large Facility Footprint Geographic presence in all major markets enables quick deployment of DTI’s suite of products and services Commercialize “Good Ideas” Platform and experienced team can quickly commercialize new technologies that otherwise have a limited path to market Create Drilling Efficiencies Strategic emphasis on products that reduce rig days per well and therefore deliver higher margins and increased customer value Increase Product Sophistication Continue expanding into higher value, more sophisticated tools (e.g., enhanced extended reach wellbore technologies) Broaden International Expansion Continue to strategically review international markets and potential distribution partners DTI’s M&A Framework 13

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE M&A Pipeline Large universe of potential targets Current M&A Targets Active Targets in the pipeline Near-Term Priority Targets Identified 500+ 100+ ~25 ~5 Unlock Business Potential and Profit with Acquired Companies 10 14

SYNERGIES Clear path to margin enhancement and free cash flow optimization Adjusted Free Cash Flow(1) Growth Adjusted FCF Margin(2) Outlook Adjusted Free Cash Flow is a non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue Outlook reflects the midpoint of 2025 guidance and represents a slight year-over-year decline due to growth investments made in the Eastern Hemisphere. DTI has developed a proven integration playbook On track to achieve 100% of the $4.5 million in previously announced SDPI synergies by August 2025 Identified additional synergies in excess of targeted amount Integrating acquired assets and tools into the DTI platform Drive margins and enhance market share through differentiated approach Achieved/visibility additional efficiencies with acquired assets Migrating all acquisitions to common ERP system and COMPASS platform – “One DTI” Initiative Status update $17.2M $19.0M (3) 15

Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2025E represents the Company’s outlook as of March 13, 2025 as shown on page 24 SUSTAINABLE GROWTH EXECUTING THE PLAN (in millions) Revenue Adjusted EBITDA (1) Capital Expenditures Adjusted Free Cash Flow (1) $152.0 $154.4 $163.0 - $183.0 $51.0 $40.1 $40.0 - $50.0 $43.8 $22.9 $23.0 - $29.0 $17.0 - $21.0 $17.2 $7.3 (2) (2) (2) (2) (in millions) (in millions) (in millions) 16

Source: Company financials and management estimates. 2025E represents the Company’s outlook as of March 13, 2025 as shown on page 24 1) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 2) Maintenance and Growth percentages for FY 2025 represent the current forecasted split as of March 13, 2025 COMPONENTS OF ADJUSTED EBITDA Increased Growth Capital spending in recent years now supports stronger Adjusted Free Cash Flow in 2025+ Smart Capital Expenditures Commentary 2023 2024 2025E Maintenance CapEx % of Revenue (2) 13% 10% ~8% Growth CapEx % of Revenue (2) 16% 5% ~7% Adj. Free Cash Flow % of EBITDA (1) 14% 43% ~42% Adj. Free Cash Flow(1) can be directly influenced by Growth CapEx strategy Growth CapEx is company funded and grew as a percentage of revenue in 2023, which supported stronger 2024+ Adj. Free Cash Flow Maintenance CapEx is primarily funded by tool recovery revenue and helps keep our rental fleet relevant and sustainable $7.3 $24.1 $19.7 $17.2 $7.9 $15.0 $17.0 - $21.0 $11.0 - $14.0 $12.0 – $15.0 17

1) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue 2) Uses midpoint of DTI's 2025 guidance and FY25 consensus estimates for peer group PEER ADJ. FREE CASH FLOW MARGIN(1) COMPARISONS 2024 Actual Tool recovery revenue Lost or damaged equipment charges, allows DTI to sustain its fleet, maintain relevant tools and technology, and generate positive adjusted free cash flow throughout industry cycles. 2025 Estimates(2) 18

1) ROCE is defined as EBIT divided by Capital Employed (Total Assets - Total Current Liabilities) 2) EV/EBITDA multiples based on the Enterprise Value as of 3/13/2025 and FY 2024 reported EBITDA Valuation vs. Peer Returns 2024 Actual EV/EBITDA Multiple 8.97x 9.54x 4.40x 4.68x 3.33x 3.69x 7.16x 6.13x 19

NEW GEOGRAPHIC SEGMENTS 20

WESTERN HEMISPHERE
OVERVIEW

Regional Highlights

- Sustainable rental activity with major market share
  - Over 60% of all drilling rigs in NA utilize DTI tools and equipment
- Presence across all major basins in North America
- A market leader in the deep-water Gulf of America
- ~62,000 tools deployed in North America
- 16 Service and Support Centers
- 3 Manufacturing Facilities



DRILLING TOOLS® INTERNATIONAL

Revenue Contribution


92%

YTD 2024 Sales[1]	Product	Rental
Western	$ 27.1M	$ 125.3M
Eastern	$ 9.7M	$ 3.5M

Product Sales (Y/Y) ↓ 16%

Product Sales (Q/Q) ↑ 10%

Tool Rental (Y/Y) ↑ 6%

Tool Rental (Q/Q) ↑ 16%

Product Service Lines Deployed

- Rental tools used in bottom hole assemblies ("BHA")
  - Subs, Stabilizers, Collars, Accessory Tools
- Wellbore Optimization Tools
  - Drill-N-Ream® - RotoSteer™ - Fixed Blade Stabilizers & Sleeves
- Tubular Goods for drilling, workover and completion operations
  - Drill Pipe, Tubing, Handling Tools and Accessories
- Blowout preventers and related pressure control equipment
- Target Depth Technologies – "Deep Casing Tools" Suite of Products
  - TurboRunner, TurboCaser, MechLOK and Rubblizer

1) Excludes the financial impact of intercompany eliminations

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Product Sales (Y/Y) 2,163% Product Sales (Q/Q) 495% Tool Rental (Y/Y) 413% Tool Rental (Q/Q) 446% Revenue Contribution YTD 2024 Sales(1) Product Rental Western $ 27.1M $ 116.5M Eastern $ 9.7M $ 3.5M 8% Product Service Lines Deployed Rental tools used in bottom hole assemblies (“BHA”) Subs, Stabilizers, Collars, Accessory Tools, Hole Openers WellBore Optimization Tools Drill-N-Ream® - Fixed Blade Stabilizer Technology - RSS Sleeves Target Depth Technologies – “Deep Casing Tools” Suite of Products TurboRunner, TurboCaser, MechLOK and Rubblizer EASTERN HEMISPHERE OVERVIEW Expanded international market share over the past twelve months with the acquisitions of Deep Casing Tools, European Drilling Projects and Titan Tools Expect to more than double international revenue contribution as a percentage of total revenue in 2025 Expanding footprint in Europe, Middle East and Asia International fleet growing rapidly 11 International Service and Support Centers Regional Highlights Excludes the financial impact of intercompany eliminations Reflects an increase in Eastern Hemisphere total revenue contribution from less than 1% in 2023 to approximately 8% in 2024, thus resulting in an exaggerated growth comparison for associated sales and rental metrics (2) Tubular Goods for drilling, workover and completion operations Drill Pipe, Tubing, Handling Tools and Accessories Blowout preventers and related pressure control equipment 22

EASTERN HEMISPHERE EXPANSION
FOR A GLOBAL FOOTPRINT

DRILLING TOOLS® INTERNATIONAL



GLOBAL REVENUE SPLIT
WESTERN | EASTERN HEMISPHERE
~1%
'23
~8%
'24
~18%
'25



"Our global footprint creates powerful synergies in terms of tool deployment efficiencies, sales potential and technological development."

Aldo Rodriquez
VP of Sales

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1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 3) Guidance is subject to change dependent upon market conditions 2025 FINANCIAL OUTLOOK Delivering Adjusted Free Cash Flow Throughout The Cycle Key guidance summary DTI expects to deliver significant Adjusted Free Cash Flow despite an anticipated flat rig count environment throughout most of 2025 FY 2025 guidance includes contributions from all four acquisitions closed over the last twelve months Expect to double revenue contribution from Eastern Hemisphere in FY 2025 ($ thousands) FY 2025 Guidance(3) % Growth at the Midpoint vs 2024A Revenue $163,000 - $183,000 12% Adjusted EBITDA(1) $40,000 - $50,000 12% Adjusted Free Cash Flow(1)(2) $17,000 - $21,000 10% Capital Expenditures $23,000 - $29,000 14% 24

DTI’S DIFFERENTIATED GROWTH STRATEGY Creates A Compelling Investment Profile 1 A Market Leader in Downhole Tools for the Oil & Gas Industry 2 Blue Chip Customers 3 Strategic Model Delivering Through-Cycle Outperformance 4 Proven Growth: Organic & M&A in Fragmented Industry 5 Strong Balance Sheet / Low Leverage / Significant Free Cash Flow 6 Experienced and Proven Leadership Team 7 Sustainable Financial Growth Outlook 25

Additional Information 26

ORGANIZATIONAL STRUCTURE INSIDER OWNERSHIP Company Profile Ownership Profile as of 6/21/2023(1) Ticker: DTI (NASDAQ) Current Change Shares Outstanding 35,592,737 19.6% Market Capitalization $113 M 19.1% Shareholders’ Equity $222.4 M 35.3% Private Equity (PE) Ownership 42.4% (12.0)% Ownership Profile as of 12/31/2024 Improving float and liquidity over time à PE reinvested 100% of their equity, demonstrating a long-term commitment to DTI’s success and growth. Support strategic acquisitions and expansions, enhancing DTI's capabilities and market reach. Foster a culture of accountability and long-term focus, leading to more effective decision-making and strategic planning. DTI’s first day of trading on NASDAQ 27

STRATEGIC RATIONALE
DEEP CASING TOOLS[1]



500+
100+
~25
~5

Adds to DTI's technology platform

- ✓ **Expands intellectual property portfolio by over 60 patents**

Adds strong international customer relationships

- ✓ **ADNOC / ARAMCO / PEMEX / PETROBRAS / PETRONAS**

Accretive to DTI's earnings and Adj. Free Cash Flow profile

Opportunity to expand Deep Casing products into North America



1) Deep Casing Tools merger closed on March 18, 2024

DRILLING TOOLS® INTERNATIONAL 28

500+
100+
~25
~5

STRATEGIC RATIONALE
SUPERIOR DRILLING PRODUCTS(1)



Enhances vertical integration of differentiated technology

- ✓ Cost savings on Drill-N-Ream® tool
- ✓ Synergies – eliminates duplicative public company costs
- ✓ Adds significant precision manufacturing capacity

Enhances horizontal opportunities

- ✓ Expands DTI's intellectual property portfolio by over **10 patents**
- ✓ Will own global rights to Drill-N-Ream tool
- ✓ Accelerate Drill-N-Ream growth opportunities world-wide
- ✓ Entrance into drill bit re-manufacture and repair business

1) Superior Drilling Products merger closed on August 1, 2024

DRILLING TOOLS® INTERNATIONAL 29

STRATEGIC RATIONALE
EUROPEAN DRILLING PROJECTS(1)

500+
100+
~25
~5

DTI Enhances Technological Advancement & Global Expansion Efforts

- ✓ Adds key personnel, industry expertise and customer relationships
- ✓ Adds cutting-edge tools, such as the FixedBlade® Stabilizer, to DTI's industry leading technology portfolio



STRATEGIC RATIONALE
TITAN TOOLS SERVICES(2)

Expands Global Reach in Downhole Tool Services

- ✓ Enhances DTI's product offerings and technological capabilities
- ✓ Strengthens DTI's presence in the North Sea, European and African markets



1) European Drilling Projects merger closed on October 1, 2024
2) Titan Tools Services merger closed on January 2, 2025

DRILLING TOOLS® INTERNATIONAL 30

Governance Social (+Safety) Continuous evaluations and control measures to ensure minimization of waste Pursuing highest levels of operational proficiency to reduce rework, and use of chemicals and waste Actively promoting recycling including extensive rental tool recycling and refurbishment programs & opportunities to redeploy equipment for energy transition markets such as geothermal, carbon capture and storage DTI is committed to environmental stewardship ESG & SAFETY ARE INTEGRAL TO OUR SUCCESS Environmental Identify and control exposures to limit potential injury and production interruptions or damages Continual contributions to local community events, charities and employee activities DTI’s leadership is focused on deriving long-term value for all stakeholders by: Executive accountability through the election of an independent board(1) Strong internal controls 31

Reduces drill string vibration and torque… Stabilizers Drill collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs & other equipment Variety of subs, crossovers and handling tools used in the drill string OVERVIEW OF DIRECTIONAL TOOL RENTALS KEY EQUIPMENT 32

OVERVIEW OF WELLBORE OPTIMIZATION TOOLS PRODUCTS OFFERED Drill-N-Ream® (DNR) Wellbore Conditioning Tool 2023: Commercially launched Specialty tools division with focused field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction Emerging Technology RotoSteerTM Substantial Improvements in Wellbore Quality Improves ROP, reduces torque and drag and eliminates slides Potential application for hundreds of wells annually Patented technology allows the tool to maintain a market leading position Numerous benefits to the customer Allows operators to extend length of wellbore at a lower cost 33

OVERVIEW OF PREMIUM TOOLS KEY EQUIPMENT

DRILLING TOOLS® INTERNATIONAL

DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools







Tubulars

Drill Pipe – 2 $^{7}/_{8}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections

Heavy-Weight Drill Pipe – 3 $^{1}/_{2}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections

Drill Collars – 3 $^{1}/_{8}$ to 9 $^{1}/_{2}$ steel spiral and slick

Kellys – hex or square from 38 to 46 inch

Pup Joints – drill pipe and tubing

Tubing – premium PH-6, CS-8 and API 8Rd with thread from 2 $^{3}/_{8}$ to 4 $^{1}/_{2}$

Handling Tools

Stabbing Guides – for tubing and drill pipe

Drifts – for all pipe sizes (Teflon, steel and aluminum)

Rotary Slips – for tubing, casing, drill pipe and drill collars

Safety Clamps – for pipe and collars

Manual Tongs – K-25 to K-70 hand tongs and HT-200 manual rotary tongs

Elevators – slip grip, bottleneck and bushing types

Subs – TDS, wear, float, X-over, bit, lift and pump-ins

Other Products

Blowout Preventers – 5M, 10M and 15M psi

Accumulators – diesel, electric and air powered

Hoses – high pressure, fire retardant and steel flex

Spools – spacers, adaptors and diverters

Double Studded Adaptors

Gate Valves – manual, hydraulic and air actuated

Chokes – manual adjustable and fixed orifice

Manifolds – skid mounted custom buffers assembled to specification

Flanged Accessories – tees, crosses (flanged and studded)

Stud Bolts – B7M H_2S service

Chicksan Iron – loops, swivel joints and pups

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OTHER PRODUCTS & SERVICES Downhole Inspection Services Independent inspection services equipment of all DTI divisions and select external customers Critical to efficient operations Services across North America including network of six domestic and one Canadian inspection facilities Product Sales Made-to-order downhole drilling tools Completion and production Product Sales Production desander tool operations Williston, ND manufacturing and distribution facility Technical Services Group Sustaining engineering Performance analysis Product development Technical support to quality assurance Internal Support & Emerging Products 35

Financial information 36

FULL YEAR 2024 INCOME STATEMENT 37

FOURTH QUARTER 2024 INCOME STATEMENT 38

YEAR END 2024 BALANCE SHEET 39

FULL YEAR 2024 CASH FLOW STATEMENT 40

RECONCILIATION OF FULL YEAR 2024 ADJUSTED EBITDA 41

RECONCILIATION OF FOURTH QUARTER 2024 ADJUSTED EBITDA 42

RECONCILIATION OF FULL YEAR 2024 ADJUSTED FREE CASH FLOW 43

RECONCILIATION OF FOURTH QUARTER 2024 ADJUSTED FREE CASH FLOW 44

RECONCILIATION OF FULL YEAR 2024 ADJUSTED NET INCOME 45

RECONCILIATION OF FOURTH QUARTER 2024 ADJUSTED NET INCOME 46

RECONCILIATION OF 2025 OUTLOOK 47

RECONCILIATION OF 2025 OUTLOOK 48